UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
June 1, 2021
Date of Report (Date of earliest event reported)
THE PNC FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)
The Tower at PNC Plaza
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2401
(Address of principal executive offices, including zip code)
(888) 762-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $5.00	PNC	New York Stock Exchange
Depositary Shares Each Representing a 1/4,000 Interest in a Share of Fixed-to- Floating Rate Non-Cumulative Perpetual Preferred Stock, Series P	PNC P	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On June 1, 2021, The PNC Financial Services Group, Inc. (“PNC”) filed a Current Report on Form 8-K (the “Original 8-K”) to report, among other things, its acquisition of BBVA USA Bancshares, Inc., a financial holding company (“BBVA USA Holdco”), pursuant to a Stock Purchase Agreement, dated as of November 15, 2020, by and between PNC and Banco Bilbao Vizcaya Argentaria, S.A.

This Current Report on Form 8-K/A (this “Amended 8-K”) amends and supplements the Original 8-K filed by PNC, and is being filed to provide the historical financial statements and the pro forma financial information pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, respectively. In accordance with the requirements of Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K, this Amended 8-K is being filed within 71 calendar days of the date that the Original 8-K was required to be filed with respect to the above referenced transaction.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited consolidated financial statements of BBVA USA Holdco as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 are incorporated herein by reference to Exhibit 99.1 of PNC’s Current Report on Form 8-K filed on April 20, 2021 (as amended on June 4, 2021). The unaudited consolidated financial statements of BBVA USA Holdco as of March 31, 2021 and for the three months ended March 31, 2021 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information.

With respect to PNC’s acquisition of BBVA USA Holdco, the unaudited pro forma condensed combined financial statements of PNC and BBVA USA Holdco as of and for the year ended December 31, 2020 is incorporated herein by reference to Exhibit 99.2 of PNC’s Current Report on Form 8-K filed on April 20, 2021 (as amended June 4, 2021) and the unaudited pro forma condensed combined financial statements of PNC and BBVA USA Holdco as of and for the three months ended March 31, 2021 is attached hereto as Exhibit 99.4 and incorporated herein by reference.

(d)    Exhibits.

Number	Description	Method of Filing

99.1	Audited consolidated financial statements of BBVA USA Bancshares, Inc. as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020	Incorporated by reference to Exhibit 99.1 of PNC’s Current Report on Form 8-K filed on April 20, 2021 (as amended on June 4, 2021)

99.2	Unaudited consolidated financial statements of BBVA USA Bancshares, Inc. as of March 31, 2021 and for the three months ended March 31, 2021	Filed herewith

99.3	Unaudited pro forma condensed combined financial statements of The PNC Financial Services Group, Inc. and BBVA USA Bancshares, Inc. as of and for the year ended December 31, 2020	Incorporated by reference to Exhibit 99.2 of PNC’s Current Report on Form 8-K filed on April 20, 2021 (as amended on June 4, 2021)

99.4	Unaudited pro forma condensed combined financial statements of The PNC Financial Services Group, Inc. and BBVA USA Bancshares, Inc. as of and for the three months ended March 31, 2021	Filed herewith

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)
Date:	August 5, 2021	By:	/s/ Gregory H. Kozich
Gregory H. Kozich
Senior Vice President and Controller